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                                                                  Exhibit 10(a)3


             ALLETE EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN
                     FORM OF LONG-TERM CASH INCENTIVE AWARD
                       PRESIDENT OF ALLETE PROPERTIES, LLC




                        2006 GOALS AND AWARD OPPORTUNITY
                        --------------------------------

Base Salary                                                              $

       TIMES

Award Opportunity (percent of base salary)                               %
                                                                         ------

       EQUALS

Target Award Opportunity                                                 $

       TIMES

Performance Scorecard Achievement (0% - 120%) /1

       EQUALS

Cash Incentive Award /2                                                  $
                                                                         -------


/1 The Performance Scorecard includes one financial goal and six strategic nonfinanical goals. Goal achievement will be determined at the end of 2006.

/2 Award Vesting: 30% on February 1, 2007; 30% on February 1, 2008; 40% on February 1, 2009.